SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003, providing for the issuance of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-90830-04                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

    On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7. Financial Statements and Exhibits.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2003 as Exhibit 99.1.

ABFC 2003-AHL1 Trust
ABFC Asset-Backed  Certificates,  Series 2003-AHL1
-------------------------------------------------------------------------------

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  November 26, 2003                  By: /s/  Mark McDermott
                                       ------------------------------------
                                        Mark McDermott
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2003


                              ABFC Asset-Backed Certificates, Series 2003-AHL1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA         109,394,000.00    100,715,927.56     2,296,271.87   308,917.14    2,605,189.01    0.00       0.00       98,419,655.69
IIA        191,962,000.00    174,868,697.09     3,908,889.36   204,070.88    4,112,960.24    0.00       0.00      170,959,807.73
M1          24,034,000.00     24,034,000.00             0.00    38,105.99       38,105.99    0.00       0.00       24,034,000.00
M2          19,413,000.00     19,413,000.00             0.00    46,403.43       46,403.43    0.00       0.00       19,413,000.00
M3          10,168,000.00     10,168,000.00             0.00    33,715.82       33,715.82    0.00       0.00       10,168,000.00
M4           3,698,000.00      3,698,000.00             0.00    13,750.23       13,750.23    0.00       0.00        3,698,000.00
M5           6,286,000.00      6,286,000.00             0.00    22,108.37       22,108.37    0.00       0.00        6,286,000.00
N           26,275,000.00     17,727,808.01     1,463,399.25   137,685.98    1,601,085.23    0.00       0.00       16,264,408.76
R                    0.00              0.00             0.00         0.00            0.00    0.00       0.00                0.00
TOTALS     391,230,000.00    356,911,432.66     7,668,560.48   804,757.84    8,473,318.32    0.00       0.00      349,242,872.18

X                    0.00              0.00             0.00         0.00            0.00       0.00       0.00             0.00
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                   CURRENT
                       BEGINNING                                                   ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL    PRINCIPAL        INTEREST        TOTAL        PRINCIPAL      CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA    04542BCJ9     920.67140392    20.99083926   2.82389473    23.81473399     899.68056466     IA         3.684000 %
IIA   04542BCK6     910.95475714    20.36282889   1.06307957    21.42590846     890.59192825     IIA        1.450000 %
M1    04542BCL4   1,000.00000000     0.00000000   1.58550345     1.58550345   1,000.00000000     M1         1.970000 %
M2    04542BCM2   1,000.00000000     0.00000000   2.39032762     2.39032762   1,000.00000000     M2         2.970000 %
M3    04542BCN0   1,000.00000000     0.00000000   3.31587530     3.31587530   1,000.00000000     M3         4.120000 %
M4    04542BCP5   1,000.00000000     0.00000000   3.71828826     3.71828826   1,000.00000000     M4         4.620000 %
M5    04542BDA7   1,000.00000000     0.00000000   3.51708081     3.51708081   1,000.00000000     M5         4.370000 %
N     04542BDB5     674.70249324    55.69549952   5.24018953    60.93568906     619.00699372     N          9.320000 %
TOTALS              912.28032784    19.60115656   2.05699420    21.65815076     892.67917128
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------


Sec. 4.06(iii) O/C Amount                                                                             4,807,338.37
Sec. 4.06(iii) Targeted O/C Amount                                                                    4,807,338.00
Sec. 4.06(iii) O/C Deficiency Amount                                                                          0.00
Sec. 4.06(iii) O/C Release Amount                                                                             0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                1,357,178.71
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                        1,357,178.71
Sec. 4.06(iii) Extra Principal Distribution Amount                                                            0.00

Sec. 4.06(iv) Servicing Compensation                                                                          0.00

Sec. 4.06(v) Current Advances                                                                           104,921.96

Sec. 4.06(vi) Ending Collateral Balance Group 1                                                     123,251,190.99
Sec. 4.06(vi) Ending Collateral Balance Group 2                                                     214,534,610.80
Sec. 4.06(vi) Total Ending Collateral Balance                                                       337,785,801.79

Sec. 4.06(vii) Total Beginning Number of Loans                                                            2,222.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                                      898.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                                    1,324.00

Sec. 4.06(vii) Total Ending Number of Loans                                                               2,184.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                         883.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                       1,301.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                          7.06152 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                                7.04009 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                                7.07384 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                                     298.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                                     350.00

Sec. 4.06(viii)Loans Delinquent
                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                        13             2,070,177.72                  1.68 %
                                               2 Month                         3               278,512.02                  0.23 %
                                               3 Month                         6             1,059,248.60                  0.86 %
                                               Total                      22                 3,407,938.34                  2.77 %
                                                Group 2
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                        31             4,524,627.69                  2.11 %
                                               2 Month                         8             1,163,109.96                  0.54 %
                                               3 Month                        33             4,602,481.64                  2.15 %
                                                Total                         72            10,290,219.29                  4.80 %
                                                Group Totals
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                        44             6,594,805.41                  1.95 %
                                               2 Month                        11             1,441,621.98                  0.43 %
                                               3 Month                        39             5,661,730.24                  1.68 %
                                                Total                         94            13,698,157.63                  4.06 %

                                               Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                    Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          4              516,538.52                  0.42 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                         21            2,901,361.47                  1.35 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         25            3,417,899.99                  1.01 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                    Loans in Bankruptcy

                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          1               85,778.82                  0.07 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          5              542,960.18                  0.25 %

                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          6              628,739.00                  0.19 %
Sec. 4.06(ix)Loans in REO
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          2              341,885.35                  0.16 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          2              341,885.35                  0.10 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                        2,180,414.02
Principal Prepayments Group 2                                                                        3,736,672.94

Sec. 4.06 Prepayment Penalties/Premiums                                                                243,906.52

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                  0.00
Current Realized Losses Incurred in Group 2                                                                  0.00
Cummulative Realized Losses Incurred in Group 1                                                              0.00
Cummulative  Realized Losses Incurred in Group 2                                                             0.00

Sec. 4.06(xiii)Class M1 Unpaid Realized Loss Amount                                                          0.00
Sec. 4.06(xiii) Class M1 Applied Realized Loss Amount                                                        0.00

Sec. 4.06(xiii) Class M2 Unpaid Realized Loss Amount                                                         0.00
Sec. 4.06(xiii) Class M2 Applied Realized Loss Amount                                                        0.00

Sec. 4.06(xiii) Class M3 Unpaid Realized Loss Amount                                                         0.00
Sec. 4.06(xiii) Class M3 Applied Realized Loss Amount                                                        0.00

Sec. 4.06(xiii) Class M4 Unpaid Realized Loss Amount                                                         0.00
Sec. 4.06(xiii) Class M4 Applied Realized Loss Amount                                                        0.00

Sec. 4.06(xiii) Class M5 Unpaid Realized Loss Amount                                                         0.00
Sec. 4.06(xiii) Class M5 Applied Realized Loss Amount                                                        0.00

Sec. 4.06 Unpaid Interest
Class IA Unpaid Interest Shortfall                                                                           0.00
Class IIa Unpaid Interest Shortfall                                                                          0.00
Class M1 Unpaid Interest Shortfall                                                                           0.00
Class M2 Unpaid Interest Shortfall                                                                           0.00
Class M3  Unpaid Interest Shortfall                                                                          0.00
Class M4  Unpaid Interest Shortfall                                                                          0.00
Class M5  Unpaid Interest Shortfall                                                                          0.00
Class N Unpaid Interest Shortfall                                                                            0.00

Sec. 4.06(xv) Current Period Relief Act Interest Shortfalls                                                606.27

Class IA Interest Accrual Relief Act Reduction                                                             280.76
Class IIA Interest Accrual Relief Act Reduction                                                            185.47
Class M1  Interest Accrual Relief Act Reduction                                                             34.63
Class M2 Interest Accrual Relief Act Reduction                                                              42.17
Class M3  Interest Accrual Relief Act Reduction                                                             30.64
Class M4  Interest Accrual Relief Act Reduction                                                             12.50
Class M5  Interest Accrual Relief Act Reduction                                                             20.09
Total Class Interest Accrual Relief Act Reduction                                                          606.27

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                             0.00
Class IA  Prepayment Interest Shortfall Reduction                                                            0.00
Class IIA  Prepayment Interest Shortfall Reduction                                                           0.00
Class M1   Prepayment Interest Shortfall Reduction                                                           0.00
Class M2  Prepayment Interest Shortfall Reduction                                                            0.00
Class M3   Prepayment Interest Shortfall Reduction                                                           0.00
Class M4   Prepayment Interest Shortfall Reduction                                                           0.00
Class M5   Prepayment Interest Shortfall Reduction                                                           0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                          1,433.30

Sec. 4.06(xvii)Cap Carryover Amount - Class IA                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IA                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class IIA                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IIA                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M1                                                               0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M2                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M1                                                        0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M2                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M3                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M3                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M4                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M4                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M5                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M5                                                        0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                   NO

Sec. 4.06(xix) Credit Enhancement Percentage                                                            18.4144 %

Sec. 4.06(xix) Rolling 3 Month Prior Delinquency Percentage                                            2.059657 %

Sec. 4.06(xix) Rolling 3 Month Percentage divided by the Credit Enhancement Percentage                   8.9405 %

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Collateral Balance                0.0000 %

Sec. 4.06(xx) Available Funds
Available Funds                                                                                      8,230,845.09
Interest Remittance Amount                                                                           2,025,683.86
Principal Remittance Amount                                                                          6,205,161.23
Sec 4.06 Repurchased Principal                                                                               0.00

Sec 4.06 Class X Distributable Amount                                                                        0.00


                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
